SUPPLEMENT TO THE VARIABLE UNIVERSAL LIFE PROSPECTUS DATED APRIL 29, 2024

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT VL-R

EquiBuilder III

Platinum Investor III

Platinum Choice 2

This supplement updates certain information in the prospectus (the “Prospectus”). Except as indicated in this supplement, all other information included in the Prospectus remains unchanged. You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The following replaces the first paragraph under the section titled “GENERAL INFORMATION” in your Prospectus:

American General Life Insurance Company (“AGL” or the “Company”) is a stock life insurance company organized under the laws of the State of Texas on April 11, 1960. AGL is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). AGL offers individual term and universal life insurance, as well as fixed, variable and registered index-linked annuities in all states except in New York.

Dated: February 14, 2025

Please keep this Supplement for future reference.